ASSIGNMENT OF LEASES AND RENTS

STATE OF VIRGINIA §
§
CITY OF HOPEWELL §

THIS ASSIGNMENT OF LEASES AND RENTS (this "Assignment") is dated as of March 20, 2013, from REGIONAL ENTERPRISES, INC., a Virginia corporation ("Assignor"), to HOPEWELL INVESTMENT PARTNERS LLC ("Assignee").

PRELIMINARY STATEMENTS

A. Assignor has concurrently herewith executed and delivered to Assignee that certain Promissory Note dated of even date herewith (together with all renewals, extensions, modifications, amendments and substitutes thereof, the "Note"), payable to the order of Assignee in the maximum principal amount of $2,500,000.00, evidencing a loan (the "Loan") of like amount governed by that certain Term Loan and Security Agreement dated of even date herewith (the "Loan Agreement") executed by and among, among others, Assignor and Assignee.

B. The Note is secured by, among other things, that certain First Lien Mortgage, Security Agreement, Assignment of Rents and Fixture Filing dated of even date herewith (the "Deed of Trust") executed by Assignor, as grantor, for the benefit of Assignee, and covering certain real property, together with the improvements located thereon, situated in Hopewell, Virginia, and more particularly described on **Exhibit A** attached hereto (said land, together with all rights and appurtenances thereto and all improvements presently located or hereafter constructed thereon, being hereinafter collectively called the "Property").

C. In order to induce Assignee to make the Loan, Assignor desires to absolutely and unconditionally assign to Assignee the Assigned Property as hereinafter provided.

NOW THEREFORE, in consideration of the above premises, Ten and NO/100 Dollars ($10.00), and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confessed by Assignor, Assignor hereby covenants and agrees with Assignee as follows:

1. **Definitions.** For purposes of this Agreement, the following terms shall have the respective meanings indicated below:

(a) "Leases" shall mean any and all leases, subleases or licenses, demising all or any part of the Property, and any other agreement, whether or not in writing, affecting the use, enjoyment or occupancy of all or any part of Property, together with any extension, renewal or replacement of the same.

(b) "Loan Documents" shall mean the Note, the Loan Agreement, the Deed of Trust and such other agreements, documents and instruments now or hereafter evidencing, governing, securing or guaranteeing any portion of the indebtedness evidenced by the Note or the performance and discharge of the obligations related hereto or thereto, together with any and all renewals, modifications, amendments, restatements, consolidations, substitutions, replacements, extensions and supplements hereof or thereof.

(c) "Rents" shall mean all rents, additional rents, revenues, income, issues and profits (including all oil and gas or other mineral royalties and bonuses), accounts and other benefits arising from the Leases or otherwise from the use, enjoyment and occupancy of the Property, and any cash or security deposited in connection therewith, an all monies due and to become due to Assignor under the Leases for services, materials or installations supplied, whether or not the same were supplied under the terms of the Leases.

2. **Assignment.** In order to provide a source of future payment of the Note and the other obligations hereinafter described, Assignor has GRANTED, BARGAINED, SOLD and CONVEYED, and does hereby GRANT, BARGAIN, SELL and CONVEY unto Assignee, and Assignee's successors or assigns the following

property, rights, interests and estates, whether now owned or hereafter acquired: (a) the Rents, (b) all claims and rights to the payment of damages and other claims arising from any rejection by a lessee of any Lease under Title 11 of the U.S. Code, as amended, (c) all claims and rights under any and all lease guaranties, letters of credit and any other credit support given under any Lease, (d) all proceeds from any sale or other disposition of the Rents or any Lease, (e) all rights, powers, privileges, options and other benefits of Assignor as lessor under the Leases, including without limitation the immediate and continuing right to make claim for, receive, collect and apply all Rents payable or receivable under the Leases, and to do all other things which Assignor or any lessor is or may become entitled to do under the Leases, (f) the right, at Assignee's option, upon revocation of the license granted herein, to enter upon the Property in person, by agent or by court-appointed receiver, to collect the Rents and enforce the Leases, and (g) any and all other rights of Assignor in and to the items set forth in subsections (a) through (f) above, and all amendments, modifications, replacements, renewals, extensions, supplements, restatements and substitutions thereof (collectively, the "Assigned Property"). It is the intention of Assignor and Assignee that this conveyance be presently effective.

3. **Obligations Secured.** These presents are given to additionally secure (a) payment of the Loan and all interest and principal from time to time outstanding thereon as evidenced by the Note and the payment of all other sums which Borrower and/or Assignor is or may from time to time be obligated to pay or cause to be paid to Assignee under the Note, Deed of Trust and the other Loan Documents (the "Indebtedness"); and (b) performance of all of Borrower's and Assignor's obligations under the Note, Deed of Trust and the other Loan Documents (the "Obligations").

4. **Assignor's License.** Assignee hereby grants to Assignor a limited license (the "License") subject to the terms hereof and the termination of the License in accordance with the terms and provisions hereof, to exercise and enjoy all incidences of the status of a lessor with respect to the Rents, including without limitation, the right to collect, demand, sue for, attach, levy, recover, and receive the Rents, and to give proper receipts, releases, and acquittances therefor. Assignor hereby agrees to receive all Rents and hold the same as a trust fund to be applied, and to apply the Rents so collected, first to the payment of the Indebtedness, next to the performance and discharge of the Obligations, and next to the payment of all costs and expenses related to the ownership, operation, management, repair and leasing of the Property, including, without limitation, insurance premiums, property taxes, ordinary repairs, maintenance and security. Thereafter, Assignor may use the balance of the Rents collected in any manner not inconsistent with the Loan Documents. Neither this Assignment nor the receipt of Rents by Assignee shall effect a *pro tanto* payment of the debt evidenced by, or arising under the Indebtedness, and such Rents shall be applied as provided in this Section. Furthermore, and notwithstanding the provisions of this Section, no credit shall be given by Assignee for any Rents until the money collected is actually received by Assignee at the location provided for payment of the Note, or at such other place as Assignee shall designate in writing, and no such credit shall be given for any Rents after termination of the License, after foreclosure or other transfer of the Property (or part thereof from which Rents are derived pursuant to the Deed of Trust) to Assignee or any other third party.

5. **Lessee Notice.** Upon receipt of a notice from Assignee that each such lessee under the Leases is directed to pay to Assignee all Rents thereafter accruing (a "Lessee Notice"), each lessee under the Leases is hereby authorized and directed to pay directly to Assignee all Rents thereafter accruing and the receipt of Rents by Assignee shall be a release of such lessee to the extent of all amounts so paid. The receipt by a lessee under the Leases of a Lessee Notice shall be sufficient authorization for such lessee to make all future payments of Rents directly to Assignee and each such lessee shall be entitled to rely on such Lessee Notice and shall have no liability to Assignor for any Rents paid to Assignee after receipt of such Lessee Notice. As between Assignor and Assignee, and any person claiming through or under Assignor, other than any lessee under the Leases who has not received a Lessee Notice, this Assignment is intended to be absolute, unconditional and presently effective (and not an assignment for additional security), and the Lessee Notice hereof is intended solely for the benefit of each such lessee and shall never inure to the benefit of Assignor or any person claiming through or under Assignor, other than a lessee who has not received such notice. It shall never be necessary for Assignee to institute legal proceedings of any kind whatsoever to enforce the provisions of this Deed of Trust with respect to Rents. Assignor SHALL HAVE NO RIGHT OR CLAIM AGAINST ANY LESSEE FOR THE PAYMENT OF ANY RENTS TO ASSIGNEE HEREUNDER, AND ASSIGNOR HEREBY INDEMNIFIES AND AGREES TO HOLD FREE AND HARMLESS EACH LESSEE FROM AND AGAINST ALL LIABILITY, LOSS, COST, DAMAGE OR EXPENSE SUFFERED

OR INCURRED BY SUCH LESSEE BY REASON OF SUCH LESSEE'S COMPLIANCE WITH ANY DEMAND FOR PAYMENT OF RENTS MADE BY ASSIGNEE CONTEMPLATED BY THIS ASSIGNMENT.

6. **Remedies.** Upon or at any time after the occurrence of an "Event of Default" (herein so called and as such term is defined in the Loan Agreement), Assignor hereby agrees that Assignee shall have the right (in its sole discretion), to terminate the limited license granted to Assignor herein, and thereafter to deliver the Lessee Notice as herein provided directing each lessee under each of the Leases to pay directly to Assignee the Rents due and to become due under the Leases and attorn in respect of all other obligations thereunder directly to Assignee. Rents so received by Assignee for any period prior to foreclosure under the Deed of Trust or acceptance of a deed in lieu of such foreclosure shall be applied by Assignee to the payment of the following (in such order and priority as Assignee shall determine): (a) all expenses of operating the Property; and all expenses incident to taking and retaining possession of the Property and/or collecting Rent as it becomes due and payable; and (b) the Indebtedness. In no event will the provisions of this Section reduce the Indebtedness except to the extent, if any, that Rents are actually received by Assignee and applied upon or after said receipt to such Indebtedness in accordance with the preceding sentence. Without impairing its rights hereunder, Assignee may, at its option, at any time and from time to time, release to Assignor, Rents so received by Assignee or any part thereof. Assignor, upon the occurrence of an Event of Default, hereby authorizes Assignee, at Assignee's option, to enter and take possession of the Property and to manage and operate the same; to collect as herein provided all or any Rents accruing therefrom and from the Leases; to let or relet the Property or any part thereof; to cancel and modify Leases, evict tenants and bring or defend any suits in connection with the possession of the Property, in Assignee's own name or Assignor's name, pursuant to the terms of the Leases; to make repairs as Assignee deems appropriate; and to perform such other acts in connection with the management and operation of the Property as Assignee, in Assignee's discretion, may deem proper. For this purpose, Assignor hereby irrevocably constitutes and appoints Assignee and any officer of Assignee, as Assignor's true and lawful attorney-in-fact, coupled with an interest, with full power of substitution to take any and all of the foregoing actions and any or all other actions designated by Assignee for the proper management and preservation of the Property.

7. **Insolvency; Power of Attorney.** Anything to the contrary notwithstanding (a) Assignor hereby assigns to Assignee any award made hereafter to Assignor in any court proceeding involving any of the tenants under the Leases, in any bankruptcy, insolvency or reorganization proceeding in any state or federal court, and any and all payments made by said tenants in lieu of rent; and (b) Assignor hereby appoints any officer of Assignee as Assignor's irrevocable attorney-in-fact to appear in any action and/or to collect any such award or payment.

8. **Foreclosure Proceedings Unaffected.** The receipt by Assignee of any Rents pursuant to this Assignment after the institution of a foreclosure sale under the Deed of Trust shall not cure any Event of Default or affect such proceedings or any sale pursuant thereto.

9. **Termination.** Upon payment in full of the Indebtedness and the delivery and recording of a release, satisfaction or discharge of the Deed of Trust duly executed by Assignee, this Assignment shall become null and void and shall be of no further force and effect.

10. **Affirmative Covenants.** Assignor shall (a) submit any and all proposed Leases to Assignee for approval prior to the execution thereof, (b) duly and punctually perform and comply with any and all representations, warranties, covenants, and agreements expressed as binding upon the lessor under any Lease, (c) maintain each of the Leases in full force and effect during the term thereof, (d) appear in and defend any action or proceeding in any manner connected with any of the Leases, (e) deliver to Assignee true, correct and complete copies of all Leases, and (f) deliver to Assignee such further information, and execute and deliver to Assignee such further assurances and assignments, with respect to the Leases as Assignee may from time to time request.

11. **Negative Covenants.** Without Assignee's prior written consent, Assignor shall not (a) do or knowingly permit to be done anything to impair the value of any of the Leases, (b) discount any future accruing rents, or (c) amend, modify, rescind, cancel, surrender, assign, or terminate any of the Leases, except in accordance with the terms of the Loan Agreement.

12. **Waiver of Stay, Moratorium and Similar Rights.** Assignor agrees, to the full extent that it may lawfully do so, that it will not at any time insist upon or plead or in any way take advantage of any stay, marshaling of assets, extension, redemption or moratorium law now or hereafter in force and effect so as to prevent or hinder the enforcement of the provisions of this Assignment or the Indebtedness or Obligations secured hereby, or any agreement between Assignor and Assignee or any rights or remedies of Assignee.

13. **Applicable Law.** The provisions of this Assignment regarding the creation, perfection and enforcement of the liens and security interests herein granted shall be governed by and construed under the laws of the state in which the Assigned Property is located. All other provisions of this Assignment shall be governed by the laws of the State of Texas.

14. **Severability.** If any provision of this Assignment shall be held by any court of competent jurisdiction to be unlawful, void or unenforceable for any reason, such provision shall be deemed severable from and shall in no way affect the enforceability and validity of the remaining provisions of this Assignment.

15. **No Liability of Assignee.** These presents shall not be deemed or construed to constitute Assignee as a "mortgagee in possession" of the Property or to obligate Assignee to take any action hereunder, to incur expenses or to perform or discharge any obligation, duty or liability hereunder or under the Leases.

16. **Further Assurances.** Until the Indebtedness shall have been paid in full, Assignor will from time to time execute and deliver unto Assignee upon demand any and all writings that Assignee may reasonably deem necessary or desirable to carry out the purpose and intent hereof, or to enable Assignee to enforce any right or rights hereunder.

17. **Indemnification.** Assignee shall not be obligated to perform or discharge any obligation or duty to be performed or discharged by Assignor under any of the Leases, and Assignor hereby agrees to indemnify Assignee and its shareholders, officers, directors, employees, agents and attorneys, for, and to save Assignee and its shareholders, officers, directors, employees, agents and attorneys, harmless from any and all liability arising from any of the Leases or from this Assignment. This Assignment shall not place responsibility for the control, care, management or repair of the Property upon Assignee, or make Assignee responsible or liable for any negligence in the management, operation, upkeep, repair or control of the Property resulting in loss or damage or injury or death to any tenant, licensee, employee or stranger.

18. **No Waiver.** The failure of Assignee to enforce any of the terms, covenants or conditions hereof shall not be construed or deemed to be a waiver of any rights or remedies hereunder. Assignee shall have the full right, power and authority to enforce this Assignment, or any of the terms, covenants or conditions hereof, at any time or times that Assignee shall deem fit.

19. **Notices.** All notices required or permitted to be given hereunder shall be in writing and shall be considered properly given if mailed by first class United States mail, postage prepaid, registered or certified with return receipt requested, and addressed to the respective party hereto, at the mailing address set forth in the Note, or by delivering such in person to the intended addressee or by prepaid telegram. Notice so mailed shall be effective upon deposit in a United States Post Office or other official depository under the care or custody of the United States Postal Service. Notice given in any other manner shall be effective only if and when received by addressee.

20. **Authority; No Conflict.** Assignor represents and warrants that it has full power and authority to execute and deliver this Assignment and the execution and delivery of this Assignment has been duly authorized and does not conflict with or constitute a default under any law, judicial order or other agreement affecting Assignor or the Property.

21. **Successors and Assigns.** This Assignment applies to and binds the parties hereto and their respective heirs, administrators, executors, successors and assigns, as well as any subsequent owner of the Property (or any portion thereof) and any assignee of the Deed of Trust. Any provisions in any other agreement creating rights in Assignee other than those created herein shall be deemed incorporated herein by reference and made a part hereof for all purposes.

22. **Controlling Provision.** In the event of a conflict between this Assignment and the terms of the Deed of Trust with respect to the assignment of Rents and Assigned Property contained herein, only, this Assignment shall control.

23. **Entire Agreement.** THIS ASSIGNMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES REGARDING THE SUBJECT MATTER HEREOF AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO ORAL AGREEMENTS BETWEEN THE PARTIES.

IN WITNESS WHEREOF, Assignor has caused this instrument to be executed as of the date first above written.

ASSIGNOR:

REGIONAL ENTERPRISES, INC.,
a Virginia corporation

By: ______________________
Ian Bothwell, President

STATE OF TEXAS §
§
COUNTY OF DALLAS §

THIS INSTRUMENT was subscribed and sworn to before me this 19th day of MARCH, 2013 by Ian Bothwell, President of Regional Enterprises, Inc., a Virginia corporation, on behalf of said corporation.

____
Notary Public in and for the State of TEXAS

My Commission Expires: Ellen Jackson

______________________ ______________________
(Type or Print Name)

ELLEN E. JACKSON
Notary Public, State of Texas
My Commission Expires
October 20, 2015